UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 15, 2008 (July 31, 2008)
MEADOWBROOK INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or other jurisdiction of incorporation)		38-2626206 (I.R.S. Employer Identification Number)

1-14094 (Commission File Number)

26255 American Drive Southfield, Michigan (Address of Principal Executive Offices)		48034 (Zip Code)
(248) 358-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

EXPLANATORY NOTE
This Amendment No. 1 to the Current Report on Form 8-K of Meadowbrook Insurance Group, Inc., a Michigan corporation (“Meadowbrook”), is filed to amend Item 9.01 of Meadowbrook’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on August 1, 2008, for the purpose of providing the financial statements of ProCentury Corporation (“ProCentury”) required by Item 9.01 (a) of this Form 8-K and the pro forma financial information required by Item 9.01 (b) of this Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of business acquired:

The audited consolidated financial statements of ProCentury required by Item 9.01(a) of Form 8-K for annual periods including and prior to December 31, 2007 are contained in its Form 10-K filed with the Securities and Exchange Commission on March 17, 2008, which are incorporated by reference thereto.

The unaudited consolidated financial statements of ProCentury required by Item 9.01(a) of Form 8-K at June 30, 2008 and for the six months ended June 30, 2008, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b)	Pro forma financial information:

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.2 hereto and incorporated by reference herein.

(c)	None.

(d)	Exhibits
99.1	Unaudited consolidated financial statements of ProCentury at June 30, 2008 and 2007 and for the six months ended June 30, 2008 and 2007, respectively.

99.2	Unaudited pro forma financial information for Meadowbrook giving effect to the merger transaction with ProCentury.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2008	MEADOWBROOK INSURANCE GROUP, INC. (Registrant)
	By:	/s/ Karen M. Spaun
Karen M. Spaun, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Unaudited consolidated financial statements of ProCentury at June 30, 2008 and 2007 and for the six months ended June 30, 2008 and 2007, respectively.

99.2	Unaudited pro forma financial information for Meadowbrook giving effect to the merger transaction with ProCentury.